Exhibit 99.1
                     SECOND AMENDMENT TO CREDIT AGREEMENT


     THIS SECOND AMENDMENT TO CREDIT AGREEMENT (this "Amendment"), dated as of
                                                      ---------
December 16, 1999 is by and among BGF INDUSTRIES, INC., a Delaware corporation (the "Borrower"), those Domestic Subsidiaries of the Borrower party hereto
      --------
(collectively the "Guarantors"), the several banks and other financial
                   ----------
institutions party hereto (the "Lenders") and FIRST UNION NATIONAL BANK, a national banking association, as agent for the Lenders (the "Agent").
                                                             -----

                             W I T N E S S E T H:

     WHEREAS, pursuant to the Credit Agreement dated as of September 30, 1998 among the Borrower, the Guarantors, the Lenders party thereto and the Agent, as amended by that certain Syndication Amendment and Assignment dated as of November 30, 1998 (the "Existing Credit Agreement"), the Lenders have extended commitments to make certain credit facilities available to the Borrower;

     WHEREAS, the Borrower has agreed to a reduction in the Revolving Committed Amount and to the repayment of any amounts outstanding in excess of such amount as so reduced and to a change in the amortization of the Term Loan, and the Lenders have agreed to revise the financial covenants contained in the Existing Credit Agreement as described herein; and

     WHEREAS, the parties hereto have agreed to further amend the Existing Credit Agreement as set forth herein;

     NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, and in consideration of the agreements herein contained, the parties hereby agree as follows:


                                    PART I
                                  DEFINITIONS

          SUBPART 1.1.   Certain Definitions. Unless otherwise defined herein or
                         -------------------
     the context otherwise requires, the following terms used in this Amendment, including its preamble and recitals, have the following meanings:

               "Amended Credit Agreement" means the Existing Credit Agreement as
                ------------------------
          amended hereby.

               "Amendment Effective Date" is defined in Subpart 3.1.
                ------------------------                -----------

          SUBPART 1.2.   Other Definitions.  Unless otherwise defined herein or
                         -----------------
     the context otherwise requires, terms used in this Amendment, including its preamble and recitals, have the meanings provided in the Amended Credit Agreement.


                                    PART II
                    AMENDMENTS TO EXISTING CREDIT AGREEMENT

     Effective on (and subject to the occurrence of) the Amendment Effective Date, the Existing Credit Agreement is hereby amended in accordance with this
Part II. Except as so amended, the Existing Credit Agreement shall continue in
-------
full force and effect.

          SUBPART 2.1.   Amendments to Section 2.1(a).  Section 2.1(a) of the
                         ----------------------------   --------------
     Existing Credit Agreement is hereby amended by deleting the words "SEVENTY-FIVE MILLION DOLLARS ($75,000,000)" and replacing them with the words "SIXTY MILLION DOLLARS ($60,000,000)". In connection with the foregoing amendment, each Lender's Revolving Committed Amount is hereby amended as shown on Schedule I attached hereto.

          SUBPART 2.2.   Amendment to Section 2.2(b).  Section 2.2(b) of the
                         ---------------------------   --------------
     Existing Credit Agreement is hereby deleted in its entirety and replaced with the following:

          (b)  Repayment of Term Loan.  The principal amount of the Term Loan
               ----------------------
     shall be repaid in installments, unless accelerated sooner pursuant to
     Section 7.2, commencing on December 31, 1999 and ending on September 30, 2004 payable as follows:

               Payment Date                  Amount

               December 31, 1999             $10,800,000.00
               March 31, 2000                $         0.00
               June 30, 2000                 $         0.00
               September 30, 2000            $         0.00
               December 31, 2000             $         0.00
               March 31, 2001                $   200,000.00
               June 30, 2001                 $   988,235.29
               September 30, 2001            $   988,235.29
               December 31, 2001             $ 1,411,764.71
               March 31, 2002                $ 1,411,764.71
               June 30, 2002                 $ 1,411,764.71
               September 30, 2002            $ 1,411,764.71
               December 31, 2002             $ 1,835,294.12
               March 31, 2003                $ 1,835,294.12
               June 30, 2003                 $ 1,835,294.12

               September 30, 2003             $1,835,294.12
               December 31, 2003              $2,258,823.53
               March 31, 2004                 $2,258,823.53
               June 30, 2004                  $2,258,823.53
               September 30, 2004             $2,258,823.53

          SUBPART 2.3.   Amendments to Section 5.9(a). Section 5.9(a) of the
                         ----------------------------  --------------
     Existing Credit Agreement is hereby deleted in its entirety and replaced with the following:

          (a)  Leverage Ratio.  The Leverage Ratio as of the last day of each
               --------------
     fiscal quarter of the Credit Parties shall be less than or equal to:

       ------------------------------------------------------------------------------------------
        Fiscal Year         March 31           June 30           September 30        December 31
       ------------------------------------------------------------------------------------------
        1999                                                                         4.75 to 1.0
       ------------------------------------------------------------------------------------------
        2000                4.75 to 1.0        4.75 to 1.0       4.50 to 1.0         4.50 to 1.0
       ------------------------------------------------------------------------------------------
        2001                3.75 to 1.0        3.75 to 1.0       3.75 to 1.0         3.50 to 1.0
       ------------------------------------------------------------------------------------------
        2002                3.50 to 1.0        3.50 to 1.0       3.50 to 1.0         3.25 to 1.0
       ------------------------------------------------------------------------------------------
        Thereafter          3.25 to 1.0
       ------------------------------------------------------------------------------------------

          SUBPART 2.4.   Amendments to Schedule 5.9(c).  Section 5.9(c) of the
                         -----------------------------   --------------
    Existing Credit Agreement is hereby deleted in its entirety and replaced with the following:

          (c)  Interest Coverage Ratio.  The Interest Coverage Ratio as of the
               -----------------------
     last day of each fiscal quarter of the Credit Parties shall be greater than or equal to:

       ------------------------------------------------------------------------------------------
        Fiscal Year         March 31           June 30           September 30        December 31
       ------------------------------------------------------------------------------------------
        1999                                                                         2.00 to 1.0
       ------------------------------------------------------------------------------------------
        2000                2.00 to 1.0         2.10 to 1.0      2.10 to 1.0         2.10 to 1.0
       ------------------------------------------------------------------------------------------
        2001                2.50 to 1.0         2.50 to 1.0      2.50 to 1.0         2.75 to 1.0
       ------------------------------------------------------------------------------------------
        2002                2.75 to 1.0         2.75 to 1.0      2.75 to 1.0         3.00 to 1.0
       ------------------------------------------------------------------------------------------
        thereafter          3.00 to 1.0
       ------------------------------------------------------------------------------------------

                                   PART III
                          CONDITIONS TO EFFECTIVENESS

          SUBPART 3.1.   Amendment Effective Date.  This Amendment shall be and
                         ------------------------
     become effective as of the date hereof (the "Amendment Effective Date")
                                                  ------------------------
     when all of the conditions set forth in this Part III shall have been
                                                  --------
     satisfied, and thereafter this Amendment shall be known, and may be referred to, as the "Second Amendment."
                          ----------------

          SUBPART 3.2.   Execution of Counterparts of Amendment.  The Agent
                         --------------------------------------
     shall have received counterparts (or other evidence of execution, including telephonic message, satisfactory to the Agent) of this Amendment, which collectively shall have been duly executed on behalf of each of the Borrower, the Guarantors, the Agent and the Lenders.

          SUBPART 3.3    Payment of Amendment Fee.  The Borrower shall have paid
                         ------------------------
     a fee in connection with this Amendment in an amount equal to 0.125% multiplied by the aggregate Commitments (as reduced by this Amendment) less ten million dollars (representing, in part, the payment to be made on December 31, 1999) for the account of each Lender pro rata according to such Lender's aggregate Commitment; provided, however, that such fee shall
                                         --------  -------
     be payable only to those Lenders that shall have returned executed signature pages to this Amendment no later than 4:00 p.m. on Thursday, December 16, 1999 as directed by the Agent.

          SUBPART 3.4    Repayment of Amounts Outstanding.  The Borrower shall
                         --------------------------------
     have paid the amount, if any, by which the sum of the aggregate principal amount of outstanding Revolving Loans plus Swingline Loans plus LOC
                                           ----                 ----
     Obligations exceeds the aggregate Revolving Committed Amount, as reduced by this Amendment, for the account of each Lender according to such Lender's Revolving Commitment Percentage.


                                    PART IV
                                 MISCELLANEOUS

          SUBPART 4.1.   Cross-References.  References in this Amendment to any
                         ----------------
     Part or Subpart are, unless otherwise specified, to such Part or Subpart of this Amendment.

          SUBPART 4.2.   Instrument Pursuant to Existing Credit Agreement.  This
                         ------------------------------------------------
     Amendment is a Credit Document executed pursuant to the Existing Credit Agreement and shall (unless otherwise expressly indicated therein) be construed, administered and applied in accordance with the terms and provisions of the Existing Credit Agreement.

          SUBPART 4.3.   References in Other Credit Documents.  At such time as
                         ------------------------------------
     this Amendment shall become effective pursuant to the terms of Subpart 3.1,
                                                                    -----------
     all references in the Existing Credit Agreement to the "Agreement" and all references in the other Credit Documents to the "Credit Agreement" shall be deemed to refer to the Existing Credit Agreement as amended by this Amendment.

          SUBPART 4.4.   Representations and Warranties of the Borrower.  The
                         ----------------------------------------------
     Borrower hereby represents and warrants that (a) it has the requisite power and authority to execute, deliver and perform this Amendment, (b) it is duly authorized to, and has been authorized by all necessary action, to execute, deliver and perform this Amendment, (c) the representations and warranties contained in Article III of the Existing Credit Agreement (as amended by this Amendment) are true and correct in all material respects on and as of the date hereof as though made on and as of such date and after giving effect to the amendments contained herein (except for those which expressly relate to an earlier date) and (d) no Default or Event of Default exists under the Existing Credit Agreement on and as of the date hereof and after giving effect to the amendments contained herein.

          SUBPART 4.5.   Counterparts.  This Amendment may be executed by the
                         ------------
     parties hereto in several counterparts, each of which shall be deemed to be an original and all of which shall constitute together but one and the same agreement.

          SUBPART 4.6.   Governing Law.  THIS AMENDMENT SHALL BE DEEMED TO BE A
                         -------------
     CONTRACT MADE UNDER AND GOVERNED BY THE INTERNAL LAWS OF THE STATE OF NORTH CAROLINA WITHOUT GIVING EFFECT TO THE CONFLICT OF LAW PRINCIPLES THEREOF.

          SUBPART 4.7.   Successors and Assigns.  This Amendment shall be
                         ----------------------
     binding upon and inure to the benefit of the parties hereto and their respective successors and assigns.

          SUBPART 4.8.   Costs and Expenses.  The Borrower agrees to pay all
                         ------------------
     reasonable costs and expenses of the Agent in connection with the preparation, execution and delivery of this Amendment, including without limitation the reasonable fees and expenses of Moore & Van Allen, PLLC, and all previously incurred fees and expenses which remain outstanding on the Amendment Effective Date.

        [The remainder of this page has been left blank intentionally]

     Each of the parties hereto has caused a counterpart of this Amendment to be duly executed and delivered as of the date first above written.

BORROWER:                          BGF INDUSTRIES, INC., a Delaware
--------
                                        corporation

                                   By:    /s/ Philippe R. Dorier
                                   Title: Senior Vice-President
                                          Chief Financial Officer


GUARANTORS:                        [NONE]
----------


AGENT AND LENDER:                  FIRST UNION NATIONAL BANK,
----------------
                                        individually in its capacity as a
                                        Lender and in its capacity as Agent

                                   By:    /s/ Roger Pelz
                                   Title: Senior Vice President


LENDERS:                           SUNTRUST BANK, ATLANTA
-------

                                   By:    /s/ Bradley J. Staples
                                   Title: Director


                                   BANK OF AMERICA, N.A. (formerly known as
                                   NationsBank, N.A.)

                                   By:    /s/ E. Bennett Parks
                                   Title: Senior Vice President


                                   NATIONAL BANK OF CANADA

                                   By:    /s/ Alex M. Council IV
                                   Title: Vice President

                                   By:    /s/ Charles Collie
                                   Title: Vice President & Manager

                            [SIGNATURES CONTINUED]

LENDERS (cont'd):                  WACHOVIA BANK, N.A.
----------------

                                   By:    /s/ Gary C. Gaskill
                                   Title: Vice President


                                   GMAC COMMERCIAL CREDIT LLC,
                                   Attorney-in-fact and successor-in-interest to BNY FINANCIAL CORPORATION

                                   By:    /s/ Frank Imperato
                                   Title: Senior Vice President


                                   COMERICA BANK

                                   By:    /s/ Dan M. Roman
                                   Title: Vice President


                                   COMPAGNIE FINANCIERE DE CIC ET
                                   DE L'UNION EUROPEENNE

                                   By:    /s/ Albert Calo
                                   Title: Vice President

                                   By:    /s/ E. Longuet
                                   Title: Vice President


                                   NATEXIS BANQUE

                                   By:    /s/ Pieter J. van Tulder
                                   Title: Vice President and Manager
                                          Multinational Group

                                   By:    /s/ John Rigo
                                   Title: Vice President


                                   CREDIT LYONNAIS NEW YORK BRANCH

                                   By:    /s/ Olivier Perrain
                                   Title: First Vice President

                                  Schedule I
                                  ----------
                         SCHEDULE OF LENDERS REVOLVING
                         -----------------------------
                               COMMITTED AMOUNTS
                               -----------------


                                                  Revolving         Revolving
                                                  Committed        Commitment
                       Lender                       Amount         Percentage
                       ------                       ------         ----------
          First Union National Bank             $9,120,000.00     15.20000000%
          BNY Financial Corporation             $6,240,000.00      10.4000000%
          Comerica Bank                         $6,240,000.00      10.4000000%
          Credit Lyonnais New York Branch       $6,240,000.00     10.40000000%
          National Bank of Canada               $6,240,000.00     10.40000000%
          Bank of America, N.A.                 $6,240,000.00     10.40000000%
          SunTrust Bank, Atlanta                $6,240,000.00     10.40000000%
          Wachovia Bank, N.A.                   $6,240,000.00     10.40000000%
          Compagnie Financiere De
            CIC Et De L'Union
            Europpeenne                         $4,800,000.00       8.0000000%
          NATEXIS Banque                        $2,400,000.00       4.0000000%


                                               --------------     -----------
                                               $60,000,000.00       100.00000%